UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2004

WH INTERMEDIATE HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	333-101188	98-0379050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309 GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7695

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 30, 2004, Herbalife International, Inc. (“Herbalife”), entered into a supplemental indenture (the “Supplemental Indenture”) among Herbalife, the Guarantors party thereto (the “Guarantors”) and The Bank of New York, as Trustee (the “Trustee”), to the indenture, dated as of June 27, 2002 (the “Indenture”), among Herbalife, the Guarantors and the Trustee, under which Herbalife’s 11¾% Series B Senior Subordinated Notes due 2010 (the “Notes”) were issued.  The Supplemental Indenture was entered into in connection with Herbalife’s previously announced tender offer and consent solicitation (collectively, the “Tender Offer”) with respect to the Notes.  The Supplemental Indenture amends the Indenture by eliminating substantially all of the restrictive covenants, certain events of default and related provisions.  However, the amendments to the Indenture set forth in the Supplemental Indenture will not become operative until the consummation of the Tender Offer, which is currently expected to be December 21, 2004.

The Supplemental Indenture is attached as Exhibit 4.01 and is incorporated herein by reference.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The disclosure under Item 1.01 of this report is incorporated herein by reference.

ITEM 8.01  OTHER EVENTS

On December 6, 2004, Herbalife issued a press release announcing the consideration to be paid in connection with the Tender Offer.

A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

4.01	Supplemental Indenture dated as of November 30, 2004, among Herbalife International, Inc., the Guarantors and The Bank of New York, as Trustee.

99.01	Press release issued by Herbalife International, Inc. dated December 6, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WH INTERMEDIATE HOLDINGS LTD.

Date: December 7, 2004	By:	/s/ Brett R. Chapman
Brett R. Chapman
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.01	Supplemental Indenture dated as of November 30, 2004, among Herbalife International, Inc., the Guarantors and The Bank of New York, as Trustee

99.01	Press release issued by Herbalife International, Inc. dated December 6, 2004